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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2008

Frederick’s of Hollywood Group Inc.

(Exact Name of Registrant as Specified in Charter)

New York

(State or Other Jurisdiction of Incorporation)

001-5893 (Commission File Number)	13-5651322 (IRS Employer Identification No.)

1115 Broadway, New York, New York (Address of Principal Executive Offices)	10010 (Zip Code)

Registrant’s telephone number, including area code: (212) 798-4700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Effective February 26, 2008, Frederick’s of Hollywood Group Inc. (formerly, Movie Star, Inc.) (the “Registrant”) engaged its current independent registered public accounting firm, Mahoney Cohen & Company, CPA, P.C. (“Mahoney Cohen”) to continue as the Registrant’s independent registered public accounting firm following the merger (the “Merger”) of the Registrant’s wholly-owned subsidiary, Fred Merger Corp., with FOH Holdings, Inc. (“FOH Holdings”). Deloitte & Touche LLP (“Deloitte”) served as the independent registered public accounting firm for FOH Holdings and its subsidiaries. The Merger has been treated as a reverse acquisition transaction accounted for as a purchase by FOH Holdings. Therefore, FOH Holdings is deemed to be the acquiring company for accounting purposes and the financial statements of FOH Holdings have become the financial statements of the Registrant in accordance with generally accepted accounting principles. Accordingly, the continuation of Mahoney Cohen as the Registrant’s independent registered public accounting firm is deemed to be a change in the Registrant’s certifying accountant from Deloitte to Mahoney Cohen. The decision to engage Mahoney Cohen and to dismiss Deloitte was approved by the Audit Committee of the Registrant’s Board of Directors.

During the last two fiscal years ended July 28, 2007 and July 29, 2006 and any subsequent interim period, (i) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its report, and (ii) Deloitte’s report did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for explanatory paragraphs relating to the retrospective adjustment to the financial statements for (a) FOH Holdings’ change in accounting method in 2006 for the change in control that occurred on March 3, 2005, to conform to Emerging Issues Task Force Topic: Push-Down Accounting, D-97, to the 2005 financial statements and (b) the historical presentation of discontinued operations for stores that closed during the prior periods presented.

Except as described below, during the two fiscal years ended July 28, 2007 and July 29, 2006 and any subsequent interim period, there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K). The audit committee of the board of directors of FOH Holdings has discussed the material weaknesses below with Deloitte, and the Registrant and FOH Holdings has authorized Deloitte to respond fully to the inquiries of a successor auditor concerning the subject matter below.

In connection with Deloitte’s audit of the annual financial statements of FOH Holdings for the years ended July 28, 2007 and July 29, 2006, Deloitte advised FOH Holdings that it believed the following matters constituted material weaknesses:

Material weakness relating to the financial closing process – FOH Holdings did not perform reconciliations of significant accounts on a timely basis and did not perform an appropriate level of review to ensure accuracy in the reconciliations that are performed. Furthermore, errors were identified that resulted in both post-closing entries adjustments and uncorrected adjustments to the interim and annual financial statements. This condition results from a deficiency in the design and operation of internal control over financial reporting.

Material weakness relating to inadequate cut-off controls – FOH Holdings had inadequate procedures to ensure that all costs incurred during the period were properly recorded at period ends. This condition results from a deficiency in design and operation of internal control over financial reporting.

The Registrant provided Deloitte with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Amendment No. 1 to the Form 8-K. The Registrant requested Deloitte to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosures and, if not, to state the respects in which it does not agree. Deloitte’s letter, dated April 10, 2008, is filed as Exhibit 16.1 to this Amendment No. 1 to the Form 8-K.

(b) Since Mahoney Cohen was the independent registered public accountants of the Registrant prior to the Merger, FOH Holdings did discuss the Merger with Mahoney Cohen. The discussions with Mahoney Cohen, however, were not a condition of the Merger or a condition of engaging Mahoney Cohen as the Registrant’s independent registered public accounting firm. Additionally, FOH Holdings has not consulted with Mahoney Cohen during the two most recent fiscal years and any subsequent interim period, regarding either (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Mahoney Cohen concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired

The audited consolidated financial statements of FOH Holdings, Inc. as of July 28, 2007 and July 29, 2006 and for the years ended July 28, 2007 and July 29, 2006, the five months ended July 30, 2005 and the seven months ended March 3, 2005 are included in the Registrant’s Definitive Proxy Statement filed with the SEC on November 30, 2007 on pages F-2 through F-25, and are incorporated herein by reference.

The unaudited consolidated financial statements of FOH Holdings, Inc. as of January 26, 2008 and for the six months ended January 26, 2008 and January 27, 2007 are filed herewith as Exhibit 99.1. These financial statements report FOH Holdings’ financial results for the six month period ended prior to the Merger and do not include the results of operations and financial position of the Registrant.

(b)      Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of the Registrant and FOH Holdings as of January 26, 2008 and for the year ended July 28, 2007 and the six months ended January 26, 2008 after giving effect to the Merger are filed herewith as Exhibit 99.2.

(c)      Exhibits

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP, dated April 10, 2008, regarding change in certifying accountant.(1)
23.1	Consent of Deloitte & Touche LLP. (1)
–

Audited consolidated financial statements of FOH Holdings, Inc. as of July 28, 2007 and July 29, 2006 and for the years ended July 28, 2007 and July 29, 2006, the five months ended July 30, 2005 and the seven months ended March 3, 2005.(2)

99.1	Unaudited condensed consolidated financial statements of FOH Holdings, Inc. as of January 26, 2008 and for the six months ended January 26, 2008 and January 27, 2007.(1)
99.2

Unaudited pro forma condensed consolidated financial statements of the Registrant and FOH Holdings as of January 26, 2008 and for the year ended July 28, 2007 and the six months ended January 26, 2008.(1)

99.3	Press release, dated April 11, 2008.(1)

(1)	Filed herewith.
(2)	Incorporated by reference to the Registrant’s Definitive Proxy Statement filed with the Securities and Exchange Commission on November 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Frederick’s of Hollywood Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2008

FREDERICK’S OF HOLLYWOOD GROUP INC.
By:	/s/ Thomas Rende
Thomas Rende Chief Financial Officer (Principal Financial and Accounting Officer)